UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		June 8, 2000

POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)

District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)

1900 Pennsylvania Avenue, N. W., Washington, D. C. (Address of principal executive offices)		20068 (Zip Code)

Registrant's telephone number, including area code		(202) 872-3526

(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                              Pepco
                                                                                                                              Form 8-K

Item 5.      Other Events

       Exhibit 99 attached hereto is hereby incorporated by reference.

Item 7.     Financial Statements and Exhibits.

(c) Exhibits
Exhibit No.	Description of Exhibit	Reference
99	News Release of Potomac Electric Power Company dated June 8, 2000.	Filed herewith.

                                                       Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Potomac Electric Power Company (Registrant)

By DENNIS R. WRAASE Dennis R. Wraase President and Chief Financial Officer

June 8, 2000
    DATE